CAPITAL MANAGEMENT (Details) - CAD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
CAPITAL MANAGEMENT
Unsecured debentures, net	$ 647,849	$ 647,306
Unsecured term loans, net	550,565
Cross currency interest rate swaps	104,757	61,466
Bank indebtedness		32,552
Total debt	1,303,171	741,324
Stapled unitholders' equity	2,495,518	2,136,614
Total managed capital	$ 3,798,689	$ 2,877,938